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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                             COLLEGIATE PACIFIC INC.

              5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009

                          REGISTRATION RIGHTS AGREEMENT

                                                               November 26, 2004

Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California 94104

Ladies and Gentlemen:

      Collegiate Pacific Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Thomas Weisel Partners LLC (the "INITIAL PURCHASER") upon the terms set forth in a purchase agreement dated November 22, 2004 (the "PURCHASE AGREEMENT"), $40,000,000 aggregate principal amount (plus up to an additional $10,000,000 principal amount) of its 5.75% Convertible Senior Subordinated Notes due 2009 (the "SECURITIES"). The Securities will be convertible into shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"), at the conversion price set forth in the Final Offering Circular dated November 22, 2004. The Securities will be issued pursuant to an Indenture, dated as of November 26, 2004 (the "INDENTURE"), among the Company and The Bank of New York Trust Company, N.A., as trustee (the "TRUSTEE"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of the Holders (as hereinafter defined), as follows:

      1.    Definitions.

            (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

      "ADDITIONAL INTEREST" has the meaning assigned thereto in Section 7(b) hereof.

      "AFFILIATE" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction

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of the management and policies of such person whether by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "AGREEMENT" means this Registration Rights Agreement, as the same may be amended from time to time.

      "CLOSING DATE" means the Closing Date as defined in the Purchase
Agreement.

      "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

      "DTC" means The Depository Trust Company.

      "DEFAULT DATE" has the meaning assigned thereto in Section 7(b) hereof.

      "DEFAULT PERIOD" has the meaning assigned thereto in Section 7(b) hereof.

      "DEFAULT TERMINATION DATE" has the meaning assigned thereto in Section 7(b) hereof.

      "EFFECTIVE DATE" has the meaning assigned thereto in Section 2(b)(i) hereof.

      "EFFECTIVE TIME" means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

      "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(iii) hereof.

      "EVENT OF DEFAULT" has the meaning assigned thereto in Section 7(a) hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "HOLDER" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

      "MANAGING UNDERWRITERS" means the investment banker(s) or manager(s) that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

      "NASD RULES" means the rules of the National Association of Securities Dealers, Inc., as amended from time to time.

      "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

      The term "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted

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from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

      "REGISTRABLE SECURITIES" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion, repurchase or redemption of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to the Company's performance of and compliance with this Agreement, including without limitation: (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings to be made pursuant to the NASD Rules and (y) incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Registrable Securities)); (ii) all expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, the Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement; (iii) all rating agency fees; (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws;
(v) expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC; (vi) the fees and disbursements of the Trustee and its counsel; (vii) the fees and disbursements of counsel for the Company; and (viii) the fees and disbursements of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance.

      "REGISTRATION PERIOD" has the meaning assigned thereto in Section 2(b)(i) hereof.

      "RESTRICTED SECURITY" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that
(i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5(3) of the Indenture.

      "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

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      "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

      "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

      The term "UNDERWRITER" means any underwriter of Registrable Securities in connection with an offering thereof under the Shelf Registration Statement.

            (b) Wherever there is a reference in this Agreement to a percentage of the "PRINCIPAL AMOUNT" of Registrable Securities or to a percentage of Registrable Securities, Common Stock shall be treated as representing the principal amount of Securities that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

      2.    Shelf Registration.

            (a) The Company shall, no later than 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable and in any event no later than 180 calendar days following the Closing Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder is an Electing Holder.

            (b)   The Company shall use its reasonable efforts:

                  (i) to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders until the earliest of: (A) the sale of all Registrable Securities covered by the Shelf Registration Statement; (B) the expiration of the period referred to in Rule 144(k) of the Securities Act, or any successor rule thereto, with respect to all Registrable Securities (assuming for the purposes hereof that the Holders are not Affiliates of the Company); and (C) two years from the date (the "EFFECTIVE DATE") such Shelf Registration Statement is declared effective (such period being referred to herein as the "REGISTRATION PERIOD"). The Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the Registration Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such

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action is (1) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (2) permitted pursuant to Section 2(c) below;

                  (ii) after the Effective Time, promptly upon the request of any Holder that is not then an Electing Holder, to take any action reasonably necessary to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement as contemplated by Section 3(a)(ii) hereof; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof; and

                  (iii) if at any time the Securities, pursuant to Article XII of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

            (c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 365-day period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

      3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

            (a)   (i)   Not less than 30 calendar days prior to the Effective
Time, the Company shall mail the Notice and Questionnaire to the Holders. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

                  (ii) After the Effective Time, the Company shall, upon the request of any Holder that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company. Upon receipt of a completed and signed Notice and Questionnaire, the Company shall as promptly as practicable thereafter, and in any event upon the later of (A) ten (10) days after the date of receipt of such Notice and Questionnaire or (B) if the use of the Prospectus has been suspended by the Company under Section 2(c) hereof at the time of receipt of

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the Notice and Questionnaire, ten (10) days after the expiration of the period during which the use of the Prospectus is suspended, (1) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the Prospectus or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, (2) if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is forty-five (45) days after the date such post-effective amendment is required by this clause to be filed. Notwithstanding the foregoing, the Company shall not be required to file more than one post-effective amendment to the Shelf Registration Statement during any thirty
(30) day period.

                  (iii) The term "ELECTING HOLDER" shall mean any Holder that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

            (b) The Company shall (i) furnish to each Electing Holder, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to such Holders, prior to the filing thereof with the Commission, copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its reasonable efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their respective counsel reasonably may propose and (ii) name the Electing Holders as selling securityholders in the Shelf Registration Statement.

            (c) The Company shall promptly take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, the Exchange Act and the Rules and Regulations, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The Company shall promptly notify each Electing Holder in writing:

                  (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

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                  (ii)  of any request by the Commission for amendments or
supplements to the Shelf Registration Statement or the Prospectus or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) if the Company receives any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

      A notice pursuant to clauses (ii) through (v) above may be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or such other action is taken to remedy the fact or event that led to the suspension of the use of the Prospectus.

            (e) The Company shall use its reasonable efforts: (i) to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement; (ii) if issued, to obtain the withdrawal of any such order at the earliest possible time; and (iii) to provide immediate notice to each Electing Holder of the withdrawal of such order.

            (f) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

            (g) The Company shall, during the Registration Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request. The Company consents (except during the periods specified in Section 2(c) above or during the continuance of any event described in clauses (ii) through (v) of Section 3(d) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Registration Period.

            (h) The Company shall: (i) prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions

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within the United States as any Electing Holder may reasonably request; (ii)
keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement; and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

            (i) Except with respect to Registrable Securities in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which shall be free of any restrictive legends and in such denominations and registered in such names as the Electing Holders may request a reasonable period of time prior to sales of such Registrable Securities pursuant to the Shelf Registration Statement.

            (j) Upon the occurrence of any fact or event contemplated by clauses (ii) through (v) of Section 3(d) above during the Registration Period, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document or take such other action so that, (A) with respect to clauses (ii) through (iv) of Section 3(d), the fact or event which has led to the suspension of the use of the Prospectus is remedied, and (B) with respect to clause (v) of Section 3(d), as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company provides notice to the Electing Holders of the occurrence of any fact or event contemplated by clauses (ii) through (v) of Section 3(d) above along with an instruction to suspend the use of the Prospectus, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or such other action is taken to remedy the fact or event that led to the suspension of the use of the Prospectus.

            (k) Not later than the Effective Time, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

            (l) The Company will comply with all Rules and Regulations to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its securityholders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period. For purposes of this paragraph, the term "effective date" with respect to the Shelf Registration Statement shall have the meaning assigned to it in paragraph (c) of Rule 158 (or any successor provision thereto) under the Securities Act.

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            (m)   Not later than the Effective Time, the Company shall cause the
Indenture to be qualified under the Trust Indenture Act. In connection with such qualification, the Company shall cooperate with the Trustee and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.
In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (n) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities.

            (o) The Company shall: (i) make available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter, at reasonable times and in a reasonable manner, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and (ii) cause the Company's officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided that such inspection and information gathering shall, to the greatest extent possible, be coordinated by one counsel designated by and on behalf of the Electing Holders and other parties.

            (p) The Company will use its best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the American Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the 60th calendar day following the Closing Date.

            (q) In the event that any broker-dealer registered under the Exchange Act shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as an Electing Holder or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (i) if the NASD Rules shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720 of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

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            (r)   The Company shall use its reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

            (s) The Company may require each Electing Holder to furnish to the Company such information regarding the Electing Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Electing Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

      4. Registration Expenses. The Company will bear all Registration Expenses incurred in connection with the performance of its obligations hereunder. The Company will also bear or reimburse the Electing Holders for the reasonable fees and disbursements of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as counsel for the Holders in connection with the Shelf Registration Statement. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, and, subject to the preceding sentence, the expenses of its own counsel, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

      5.    Indemnification and Contribution.

            (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Electing Holder and each person, if any, who controls any Electing Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Electing Holder furnished to the Company in writing by such Electing Holder expressly for use in the Shelf Registration Statement, any amendment thereof, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. In connection with any underwritten offering permitted hereunder, the Company will also indemnify the underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Electing Holders, if requested by such Electing Holders.

            (b) Indemnification by the Electing Holders. Each Electing Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or

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Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Electing Holder furnished to the Company in writing by such Electing Holder expressly for use in the Shelf Registration Statement, any amendment thereof, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. In no event shall the liability of any Electing Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Electing Holder from the sale of such Electing Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to the Shelf Registration Statement.

            (c) Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 5, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Electing Holders and such control persons of any Electing Holders, such firm shall be designated in writing by the Electing Holders holding a majority of the Registrable Securities covered by the Shelf Registration Statement. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) Contribution Agreement. To the extent the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Electing Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Electing Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Electing Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of each such Electing Holder that were registered pursuant to the Shelf Registration Statement, and not joint.

            (e) Contribution Amounts. The Company and the Electing Holders agree that it would not be just or equitable if contribution pursuant to Section 5(d) were determined by pro rata allocation (even if the Electing Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in
Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 5(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Electing Holder shall be required to contribute any amount in excess of the amount by which the total price at which Registrable Securities sold by such Electing Holder exceeds the amount of any damages that such Electing Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f)   Remedies Not Exclusive. The remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

            (g) Survival of Provisions. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Electing Holder or any person controlling any Electing Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(iii) any sale of the Registrable Securities pursuant to the Shelf Registration Statement.

      6. Underwritten Offering. Any Holder who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided further that the Company shall not be obligated to cooperate with more than one underwritten offering during the Registration Period. Upon receipt of such a request, the Company shall provide all Holders written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the Managing Underwriters will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such Managing Underwriters and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless
(a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. Notwithstanding the foregoing, upon receipt of a request from the Managing Underwriters or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 30 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

      7.    Additional Interest.

            (a) The occurrence of any of the following will constitute an "EVENT OF DEFAULT" hereunder:

                  (i) the Company fails to file a Shelf Registration Statement with the Commission on or prior to the 90th day following the Closing Date;

                  (ii) such Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Date;

                  (iii) the Company fails to file a post-effective amendment to the Shelf Registration Statement, or the post-effective amendment is not declared effective, within the periods required by Section 3(a)(ii) hereof; or

                  (iv) the Shelf Registration Statement ceases to be effective (or the Company prevents or restricts Holders from effecting sales pursuant thereto) for more than 45 days, whether or not consecutive, in any 90-day period, or for more than 90 days, whether or not consecutive, during any 365-day period. In calculating the 45 or 90 day period, days on which the Company has been obligated to pay Additional Interest in respect of a prior Event of Default under this clause (iv) within the applicable 90-day or 365-day period, as the case may be, shall not be included.

            (b) Upon the occurrence of any Event of Default, the Company shall be required to pay additional interest ("ADDITIONAL INTEREST") at a rate per annum equal to one-quarter of one percent (0.25%) of the aggregate principal amount of Registrable Securities, from and including the Default Date (as hereinafter defined) to but excluding the Default Termination Date (as hereinafter defined) (the "DEFAULT PERIOD"); provided, however, that if the Default Period exceeds 90 days, from and after the 91st day after the Default Date such Additional Interest shall accrue at a rate per annum equal to one-half of one percent (0.50%) of the aggregate principal amount of Registrable Securities. The term "DEFAULT DATE" shall mean: (i) with respect to clause (i) of Section 7(a) above, the 91st calendar day following the Closing Date; (ii) with respect to clause (ii) of Section 7(a) above, the 181st calendar day following the Closing Date; (iii) with respect to clause (iii) of Section 7(a) above, the first day following the date upon which the post-effective amendment was required to be filed or declared effective, as the case may be, pursuant to
Section 3(a)(ii) above; and (iv) with respect to clause (iv) of Section 7(a) above, the 46th day of such 90-day period or the 91st day of such 365-day period, as the case may be. The term "DEFAULT TERMINATION DATE" shall mean (x) with respect to clauses (i) through (iii) of Section 7(a) above, the date the Shelf Registration Statement or the post-effective amendment, as the case may be, is either so filed or so filed and subsequently declared effective, as the case may be, and (y) with respect to clause (iv) of Section 7(a) above, the date the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Registrable Security from and after the earlier of (1) the date such security is no longer a Registrable Security and (2) the expiration of the Registration Period.

            (c) Any amounts to be paid as Additional Interest shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the applicable Default Date. In determining the amount of Additional Interest to be paid with respect to shares of Common Stock issued upon conversion of the Securities, the rate set forth in Section 7(b) hereof shall be applied to the Conversion Price(s) (as defined in the Indenture) in effect during the applicable Default Period.

            (d) Except as provided in Section 8(a) hereof, the Additional Interest shall be the exclusive monetary remedy available to the Holders for Events of Default. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Events of Default exist.

      8.    Miscellaneous.

            (a) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

            (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Registrable Securities then outstanding (provided that holders of Common Stock issued upon conversion of Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Securities from which such Common Stock was converted). Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b).

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

            (d) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities. In the event that any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

            (e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            (f) Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

            (h) Partial Enforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

            (i) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

                  [Remainder of page intentionally left blank]

      Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                           Very truly yours,

                                           COLLEGIATE PACIFIC INC.

                                           By: /s/ Michael J. Blumenfeld
                                               ---------------------------------
                                               Name: Michael J. Blumenfeld
                                               Title: Chief Executive Officer

Accepted as of the date hereof

Thomas Weisel Partners LLC

By: Thomas Weisel Partners LLC

By: /s/ Alexander Chefetz
    -----------------------------------
      Name:  Alexacnder Chefetz
      Title:  Partner

                                                                      APPENDIX A

Completed by:_________________________

                        NOTICE OF REGISTRATION STATEMENT

                                       AND

                      SELLING SECURITYHOLDER QUESTIONNAIRE

              5.75% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2009

                                       OF

                             COLLEGIATE PACIFIC INC.

      Collegiate Pacific, Inc. ("Collegiate Pacific") has filed or intends to file with the U.S. Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), 5.75% Convertible Senior Subordinated Notes due 2009 (the "Notes") or common stock, $0.01 par value per share (the "Common Stock" and, together with the Notes, the "Securities"), of Collegiate Pacific in accordance with the terms of that certain Registration Rights Agreement, dated as of November 26, 2004 (the "Registration Rights Agreement"), between Collegiate Pacific and the initial purchaser named therein. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

      Each beneficial owner of Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Securities pursuant to the Shelf Registration Statement, a beneficial owner of Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Collegiate Pacific as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, Collegiate Pacific will, as promptly as practicable, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Securities. Collegiate Pacific has agreed to pay additional amounts pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

      Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Securities hereby gives notice to Collegiate Pacific of its intention to sell or otherwise dispose of Securities beneficially owned by it and listed below in
Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

      Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Collegiate Pacific's directors and officers and each person, if any, who controls Collegiate Pacific within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in Collegiate Pacific's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

      If the Selling Securityholder transfers all or any portion of the Securities listed in Item 3 below after the date on which such information is provided to Collegiate Pacific, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                  QUESTIONNAIRE

      Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

      IF YOU HAVE ANY QUESTIONS ABOUT THE CONTENTS OF THIS QUESTIONNAIRE OR AS TO WHO SHOULD COMPLETE THIS QUESTIONNAIRE, PLEASE CONTACT WILLIAM R. ESTILL AT COLLEGIATE PACIFIC INC. AT TELEPHONE NUMBER: (972) 243-8100.

  COMPLETED QUESTIONNAIRES SHOULD BE RETURNED AS SOON AS POSSIBLE BUT NO LATER
              THAN ________ TO COLLEGIATE PACIFIC INC. AS FOLLOWS:

           COPY BY FACSIMILE TO INVESTOR RELATIONS FAX: (972) 243-8316

                      With The Original Copy To Follow To:

                             COLLEGIATE PACIFIC INC.
                          13950 SENLAC DRIVE, SUITE 100
                                DALLAS, TX 75234
                          ATTENTION: INVESTOR RELATIONS

The undersigned hereby provides the following information to Collegiate Pacific and represents and warrants that such information is accurate and complete:

1.    Your Identity and Background - as the Beneficial Holder of the Securities.

      (a)   Your full legal name:

      (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

            Address:
            ____________________________________________________________________

            ____________________________________________________________________

            Telephone No.:______________________________________________________

            Fax No.:____________________________________________________________

      (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            [ ] Yes.

            [ ] No.

      (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

            [ ] Yes.

            [ ] No.

            For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, but does not include any individuals employed by such broker-dealer or its affiliates.

      (e) If your response to 1(d) above is yes, please name the broker-dealer(s) with whom you are affiliated.

            ____________________________________________________________________

            ____________________________________________________________________

      (f) Full legal name of person through which you hold the Securities (i.e. name of your broker or the DTC participant, if applicable, through which your Registered Securities are held):

            Name of broker:_____________________________________________________

            DTC No.:____________________________________________________________

            Contact person:_____________________________________________________

            Telephone No.:______________________________________________________

2.    Your Relationship with Collegiate Pacific Inc.

      (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of your equity securities) held any position or office or have you had any other material relationship with Collegiate Pacific (or its predecessors or affiliates) within the past three years?

            [ ] Yes.

            [ ] No.

      (b) If your response to item 2(a) above is yes, please state the nature and duration of your relationship with Collegiate Pacific:

3.    Your Interest in the Securities.

      (a) State the type of Securities (Notes or Common Stock) and the principal amount or number of such Securities beneficially owned by you. Check any of the following that applies to you.

            [ ] I own Notes:

                Principal amount of the Notes beneficially owned:

                ________________________________________________________________

            [ ] I own shares of Common Stock, that were issued upon conversion of the Notes:

                Number of shares of the Common Stock beneficially owned:

                ________________________________________________________________

      (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Collegiate Pacific Inc.?

            [ ] Yes.

            [ ] No.

      (c) If your answer to item 3(b) above is yes, state the type, the aggregate amount and, if other than Common Stock, the CUSIP No(s). of such other securities of Collegiate Pacific beneficially owned by you:

            Type:_______________________________________________________________

            Aggregate amount:___________________________________________________

            CUSIP No(s).________________________________________________________

      (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

            [ ] Yes.

            [ ] No.

      (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

            [ ] Yes.

            [ ] No.

      (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings.

            ____________________________________________________________________

            ____________________________________________________________________

4.    Nature of Your Ownership.

      (a) (i) If the name of the beneficial holder of the Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names, business addresses (including street address) (or residence address, if no business address), telephone numbers and facsimile numbers of the general partners of such limited partnership:

                                      BUSINESS OR               TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

        (ii) With respect to each general partner listed in Item 4(a)(i) above who is not a natural person, and is not publicly held, name each shareholder (or other interest holder) of such general partner. If any of these named shareholders or other interest holders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

                                      BUSINESS OR              TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

      (b) (i) If the name of the beneficial holder of the Securities set forth in your response to Item 1(a) above is that of a limited liability company, state the names, business addresses (including street address) (or residence address, if no business address), telephone numbers and facsimile numbers of the managing members of such limited liability company.

                                      BUSINESS OR              TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

      (ii) With respect to each managing member listed in Item 4(b)(i) above who is not a natural person, and is not publicly held, name each shareholder (or other interest holder) of such managing member. If any of these named shareholders or other interest holders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

                                      BUSINESS OR              TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

      (c) (i) If the name of the beneficial holder of the Securities set forth in your response to Item l(a) above is that of a corporation that is not publicly held, state the names, business addresses (including street address) (or residence address, if no business address), telephone numbers and facsimile numbers of the controlling shareholders (the "Controlling Persons").

                                      BUSINESS OR              TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

        (ii) If any Controlling Person is not a natural person and is not a publicly held entity, name each controlling shareholder or other interest holder of such Controlling Person. If any of these named shareholders or other interest holders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

                                      BUSINESS OR              TELEPHONE AND
            FULL LEGAL NAME        RESIDENCE ADDRESS         FACSIMILE NUMBERS

            ____________________________________________________________________

            ____________________________________________________________________

            ____________________________________________________________________

      (d)   If the beneficial holder of the Securities set forth in response to
         Item 1(a) is an investment or hedge fund, name the individual or individuals who have or share voting or investment power over the Securities and describe their relationship with the beneficial owner.

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

      IF YOU NEED MORE SPACE FOR THIS RESPONSE, PLEASE ATTACH ADDITIONAL SHEETS OF PAPER. PLEASE BE SURE TO INDICATE YOUR NAME AND THE NUMBER OF THE ITEM BEING RESPONDED TO ON EACH SUCH ADDITIONAL SHEET OF PAPER, AND TO SIGN EACH SUCH ADDITIONAL SHEET OF PAPER BEFORE ATTACHING IT TO THIS QUESTIONNAIRE. PLEASE NOTE THAT YOU MAY BE ASKED TO ANSWER ADDITIONAL QUESTIONS DEPENDING ON YOUR RESPONSES TO THE FOLLOWING QUESTIONS.

5.    Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Securities are sold through underwriter broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Securities may be listed or quoted at the time of sate, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Securities in the course of hedging positions they assume. The undersigned, may also sell Securities short and deliver Securities to close out short positions, or loan or pledge Securities to broker-dealers that in turn may sell such securities.

      State any exceptions here:

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Securities without the prior agreement of Collegiate Pacific in its sole discretion.

The undersigned acknowledges that its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights

Agreement, Collegiate Pacific has agreed under certain circumstances to indemnify the undersigned against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law (including interpretations of the staff of the Commission with which Collegiate Pacific is required to comply) for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify Collegiate Pacific of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. IN PARTICULAR, THE UNDERSIGNED AGREES TO PROMPTLY NOTIFY COLLEGIATE PACIFIC IF IT SELLS OR OTHERWISE TRANSFERS ANY OF THE SECURITIES OTHER THAN PURSUANT TO THE SHELF REGISTRATION STATEMENT.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Collegiate Pacific in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by Collegiate Pacific, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of Collegiate Pacific and the undersigned beneficial owner. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                   Name of Beneficial Owner:

                                   _____________________________________________
                                                   (Please Print)

                                   Signature:___________________________________

                                   Name and Title:______________________________
                                                   (Please Print)

                                   Date:________________________________________